UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

STRATEGAS
ASSET MANAGEMENT

ANNUAL REPORT // DECEMBER 2023

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-457-3637; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

LETTER TO SHAREHOLDERS

Dear Shareholder:

As we turn the page to 2024, we reflect on an interesting year in the markets. 2023 was filled with numerous stops and starts, ups and downs, from...

●	China ending its zero-COVID policy to “balloon-gate”
●	The bank bailouts last March via the Bank Term Funding Program to the S&P 500 closing the year up over 25%
●	The US government hitting its debt limit and total federal debt at just over $34 trillion as of December 2023 to the Fitch downgrade of the U.S. government debt
●	Declining inflation readings to continued restrictive Fed policy
●	The Magnificent 7’s AI-led rally to orange New York City skies from Canadian wildfires
●	Taylor Swift’s Eras Tour-led summer of YOLO (“you only live once”) spending to tragic wildfires in Hawaii

Given the rise in geopolitical conflicts, investors would be hard pressed to believe that Crude Oil ended the year just above its multi- year low in price or that the U.S. 10-Year Yield backed off its multi-year peak of just over 5% (reached in October). With this level of uncertainty, the biggest surprise, in our opinion, was the market’s resiliency.

Despite a volatile market, the year was one of growth for Strategas Asset Management (SAM). We were fortunate to ring the opening bell at the New York Stock Exchange to celebrate the 1st anniversary of the Strategas Macro Thematic Opportunities ETF (SAMT) and the Strategas Global Policy Opportunities ETF (SAGP). We were honored that Strategas Securities (Strategas), an affiliate of SAM, was recognized in Institutional Investor’s (“II”) 2023 All-American survey and remains, for the 7th consecutive year, the top macro-only research firm ranked by II.

Founded in 2014, SAM is a research-driven manager of macro thematic asset management strategies, which we derive directly from Strategas, a leading institutional brokerage firm focused on providing macro research and advisory services to institutional debt and equity investors. Since Strategas’ founding in 2006, its portfolio management team has provided clients with portfolios constructed to provide timely and direct exposure to macro investment themes. These portfolio constructs often led to requests from Strategas’ clients to transform these concepts into managed products. This ultimately led to the formation of SAM, which has provided clients with a suite of managed portfolios and global asset allocation sleeves to assist institutional investors, family offices, and financial advisors in implementing the tactical and thematic idea generation of Strategas’ macro-oriented research since its inception. At the beginning of 2022, SAM expanded its offerings to include two unique exchange traded funds (ETFs).

Recognizing the challenges around investing in ETFs, given the proliferation of many single-themed varieties, SAM developed two new products with a built-in thematic rotation component: SAGP and SAMT.

The Strategas Global Policy Opportunities Fund (NYSE: SAGP), incorporates a policy thematic rotation component whereby we combine our proprietary lobbying intensity investment model

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

with our recommended asset allocation. The result is a portfolio leveraged to the public policy initiatives viewed as having the greatest positive impact on corporate profits with tactical tilts toward the most favorable asset classes, i.e., domestic vs. international, large vs. mid & small-caps.

The Strategas Macro Thematic Opportunities Fund (NYSE: SAMT), is an actively managed fund which leverages Strategas’ industry-leading macro research to employ our “thematic rotation” strategy, investing in the three to five themes in which we have the highest conviction. Rather than investing in a single theme, the Fund employs a thematic rotation approach to adjust positioning based on the shifts in macro trends to ensure the integrity of each theme’s investment thesis and the relevancy of its constituents.

Assets have remained steady over the course of 2023, with total assets under management at just under $100mm across both funds.

The following pages provide a more in-depth performance review for each of our newly launched funds during 2023. For more information about Strategas Asset Management or our ETFs, please visit https://www.strategasasset.com/ or https://www.strategasetfs.com/, respectively. Should you have any questions, please do not hesitate to reach out.

Finally, we would like to thank our investors for their trust in Strategas Asset Management and are thankful to have this opportunity to provide you with our two thematic ETFs.

Sincerely,

Nicholas Bohnsack

President & Chief Executive Officer

Strategas Asset Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

Management’s Discussion of Fund Performance:

Strategas Global Policy Opportunities Fund (NYSE:SAGP)

The Strategas Global Policy Opportunities ETF (SAGP) is an actively managed fund which combines Strategas Securities’ proprietary super-cyclical ‘lobbying intensity’ analytical framework with Strategas’ recommended global asset allocation. The Fund generally invests in 100 companies with domestic constituents across the market cap spectrum and international large cap constituents. SAGP’s utilization of lobbying, a factor SAM believe is not traditionally incorporated in financial analysis, is designed to identify companies that can produce positive earnings benefits through successful policy outcomes. Public policy’s super-cyclical nature, combined with companies adjusting their lobbying activities for the policy environment at hand, creates a durable and adaptive strategy.

For the quarter ending December 31, 2023, the Fund returned +11.16%, narrowly outperforming its benchmark the MSCI All Country World Index (ACWI) by 13 basis points. For the full year, the strategy the Fund returned +11.26% while its benchmark ACWI returned +22.20%. Since inception of the fund in late January 2022, SAGP has returned +2.80%, underperforming its benchmark by 48 basis points.

Performance as of 12/31/2023. Fund expense ratio .65%.

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent quarter-end is available above. For most recent data please call (855) 457-3637 or visit strategasetfs.com.

SAGP consists of three large asset allocation buckets: 1) US Large-Cap; 2) US Small and Mid-Cap (SMID); and 3) Non-US companies with a US lobbying presence. In November 2023, consistent with a reduction in the small and mid-cap weighting of Strategas’ asset allocation, the target weight (excluding cash) for the SMID bucket of the strategy was reduced from 11 percent to 10 percent. Due to the reduction in SMID weighting, the US Large Cap bucket target weight was increased from 45 percent to 46 percent, while the Non-US Large Cap bucket remained stagnant at 44 percent.

All three buckets of the strategy returned an absolute positive return in the fourth quarter, and both the US Large-Cap bucket and Non-US bucket outperformed their respective portions of the benchmark. For the full year, all three buckets had a positive absolute return, although only the SMID bucket outperformed their respective benchmark.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

On October 30 and November 1 there were key announcements made by Treasury Secretary Janet Yellen and Fed Chair Jerome Powell which we believe played a significant role in the market’s performance this quarter – and will continue to be important in the coming quarters.

On October 30, the Treasury Borrowing Advisory Committee announced lower marketable borrowing estimates than expected – a reversal from the last meeting where borrowing needs were higher than expected. On November 1, Secretary Yellen announced plans to issue more short-term debt than expected. The combination of these announcements helped ease liquidity concerns from investors, as Treasury issuing less debt and at the shorter end of the yield curve would continue to allow it to attract funds from the Reverse Repo Facility and inject liquidity into the market. This sentiment was further buoyed by a dovish interpretation of Fed Chair Powell’s remarks later in the day on November 1, as investors began to price in rate cuts and sent the market rallying.

As such, we saw a risk-on market setiment trade from November through December of the quarter, reversing negative sentiment coming out of the last Treasury announcements at the end of July – as seen in the charts below. Actions from Treasury and the Fed over the coming months and year will continue, in our view, to be critical for markets.

Within SAGP itself, the Fund hit relative lows around November 10 and rallied through year-end. This was particularly visible in the US Large Cap and Non-US buckets in the Industrials, Discretionary and Technology sectors – along with the Fund’s single large-cap Financials name.

Looking at sector attribution for the entirety of the fourth quarter, the Fund’s Industrials holdings generated the largest alpha and largest contribution to return. Industrials now exceed Health Care for the largest target weight sector in the Fund. Defense continued to weigh on the sector despite geopolitical conflicts and headlines that emerged and escalated over the quarter. We believe this is in part due to uncertainty over US funding. However, Congress increased spending 9 percent for 2023 and another 3 percent increase is possible for 2024 depending on Congressional negotiations. We expect this funding to punch through in 2024.

Discretionary, the Fund’s third largest weight, generated positive alpha in the fourth quarter. The sector was a beneficiary of the November turnaround in sentiment, with leisure and retail

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

names performing better. Disinflationary pressures are a big driver of real incomes, which help the consumer portion of the budget.

Health Care had the worst attribution to portfolio performance for the second consecutive quarter. The sector is now the second largest weight in SAGP. The Fund’s foreign Health Care holdings, particularly from Japan, weighed on performance. On the positive side, SAGP holds Novo Nordisk which is a leader within the growing market for drugs used to treat weight-loss. But the benefit of these drugs has weighed on stocks that have historically helped treat kidney disease. Notably, towards the back half of the quarter, we saw marked improvement in performance for the Fund’s kidney-related holdings, such as DaVita and Fresenius Medical, as concerns over weight loss drugs’ impact on these stocks eased.

Holdings Information

TOP 5 COUNTRY EXPOSURE	as of 12/31/2023	TOP 5 SECTOR EXPOSURE	as of 12/31/2023

United States	55.47%	Industrials	30.84%

United Kingdom	12.16%	Health Care	29.66%

Canada	3.64%	Consumer Discretionary	10.16%

Ireland	3.51%	Materials	10.01%

Germany	3.48%	Information Technology	7.83%

Holdings are subject to change. Current and future holdings are subject to risk.

Important Disclosures

This represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the fund or any security in particular. This research is provided for educational purposes only. Strategas claims no responsibility for its accuracy or the reliability of the data provided. This information is not intended to provide legal and/or tax advice. Please consult your financial advisor for further information.

Carefully consider the Fund’s investment objectives, risk, and charges and expenses. This and other information can be found in the Fund’s summary or full prospectus which can be obtained by calling (855) 457-3637 or by visiting strategasetfs.com. Please read the prospectus, carefully before investing.

An investment in the fund involves risk, including possible loss of principal. In addition to the normal risks associated with investing, the Strategas Global Policy Opportunities ETF (SAGP) is subject to lobbying focused investment risk. The advisor’s investment process utilizes lobbying intensity as the primary input when selecting investments for the Fund’s portfolio and does not consider an investment’s traditional financial metrics. The Fund may underperform other funds that select investments utilizing more traditional investment metrics. The Fund may also focus its investments in a particular country or geographic region outside the U.S. and may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic regions well as risks of increased volatility and lower

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

trading volume. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

Strategas Asset Management, LLC serves as the investment advisor of the Fund and Vident Investment Advisory, LLC serves as a sub advisor to the Fund. The Fund is distributed by SEI Investments Distribution Co. (SIDCO), which is not affiliated with Strategas Asset Management, LLC or any of its affiliates

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

DEFINITION OF THE COMPARATIVE INDEX

The MSCI All Country World Index (MSCI AC World Index) is a stock index designed to track broad global equity-market performance. Maintained by Morgan Stanley Capital International (MSCI), the index is composed of the stocks of about 3,000 companies from 23 developed countries and 26 emerging markets. It is not possible to invest directly in an index.

Disclosures: The performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available above. For most recent data please call (855) 457-3637 or visit strategasetfs.com.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Strategas Global Policy Opportunities ETF versus MSCI ACWI Index.

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2023
	One Year Return		Annualized to Inception Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Strategas Global Policy Opportunities ETF	11.62%	11.26%	2.86%	2.80%
MSCI ACWI Index	22.20%	22.20%	3.28%	3.28%

* Commenced operations on January 24, 2022.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change, because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 7.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS MACRO
THEMATIC OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

Management’s Discussion of Fund Performance:

Strategas Macro Thematic Opportunities Fund (NYSE:SAMT)

The Strategas Macro Thematic Opportunities ETF (SAMT) is an actively managed fund which leverages Strategas Securities’ industry-leading macro research to identify durable intermediate-term investment themes and allocates to those in which the Firm has the highest conviction. The Fund invests in three to five macro themes at any given time, with the constituents of each macro theme in the portfolio composed of U.S.-listed stocks across the market capitalization spectrum. SAMT’s thematic positioning is adjusted based on what we believe are shifts in macro trends to ensure the integrity of each theme’s investment thesis and the relevancy of its constituents.

For the quarter ending December 31, 2023, the Fund has returned +4.30% vs. +11.55% for the S&P 500 (an underperformance of approximately 725 basis points). This translates into a 1.27% return for 2023 vs. a benchmark return of 25.67%.

Performance as of 12/31/2023. Fund expense ratio .65%.

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent quarter-end is available above. For most recent data please call (855) 457-3637 or visit strategasetfs.com.

Entering 2023, we were of the mindset that we would witness Energy stocks come into focus with a more pragmatic view of energy policy out of Europe, along with a significant China economic re-opening. Neither of these materialized. What’s more, despite being correct that inflation would continue to recede while longer term rates remained sticky at higher levels, we did not witness significant pressure on profit margins and corporate profits. But what we believe was the biggest detractor from Fund performance vs. the S&P 500, was a lack of foresight into the impact of the liquidity injection via the Bank Term Funding Program. With the failed banks providing the Treasury’s justification for utilizing extreme measures to soften the blow from any market disruptions, stocks, particularly the Magnificent 71, took off. However, the Fund’s portfolio was not positioned for such an event and thus its relative performance lagged.

1 The term “Magnificent 7” was first used by Bank of America referring to seven of the top performing stocks in the S&P 500 index this year, with all these companies associated with artificial intelligence (AI). The following names make up the group: Meta Platforms (META), Apple (AAPL), Amazon (AMZN), Alphabet (GOOGL), Microsoft (MSFT), Nvidia (NVDA), and Tesla (TSLA).

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS MACRO
THEMATIC OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

Moving forward, we remained in the cautious camp through most of the second quarter, with the belief that, ultimately, the bill would come due and the impact of higher rates for longer in the face of extreme levels of US government debt coupled with sticky, albeit lower, inflation would provide a catalyst to soften the labor market enough for an economic soft patch to occur. And while we witnessed numerous international economies soften, the US remained resilient as the consumer seemed to be in a you only live once (YOLO) mindset. So, recognizing the YOLO behavior and believing that artificial intelligence (AI) could ultimately provide a boost to productivity, we moved away from our cautious stance mid-year. Within SAMT, we adjusted the portfolio accordingly and built a position within the AI theme. We have thus entered 2024 more constructive on the overall investment landscape than we did beginning in 2023, while still having maintained a less aggressive mix when compared to the benchmark, with Fund holdings showing less net debt-to-equity, and average lower beta as well as a higher free cash flow yield.

The four themes represented in the SAMT as of the end of 2023 are: Cash Flow Aristocrats, De-Globalization, Recession Protection, and Artificial Intelligence. The following table shows the weights within each of our themes alongside the Fund’s top five sector weights.

THEMATIC EXPOSURE	as of 12/31/2023	TOP 5 SECTOR EXPOSURE	as of 12/31/2023

De-Globalization	32.14%	Information Technology	24.85%

Cash Flow Aristocrats	25.47%	Industrials	18.45%

Artificial Intelligence	22.14%	Energy	14.78%

Recession Protection 2.0	17.67%	Health Care	12.11%
Cash	2.60%	Consumer Staples	10.66%

Holdings are subject to change. Current and future holdings are subject to risk.

Turning to specific stock performance, the following names provided the most benefit to the portfolio in terms of performance during 2023: Broadcom Inc (AVGO), Cameco Corp (CCJ), Eli Lilly & Co (LLY), Microsoft Corp (MSFT), and Costco Wholesale Corp (COST).

The Fund’s top performing constituent during 2023 was Broadcom Inc (AVGO), which is currently within the Artificial Intelligence theme. Originally purchased due to its regular dividend payouts as well as strong cash management, the stock gained just over 104% for the year, as it benefited from its short duration characteristics coupled with being part of the AI story. Cameco Corp (CCJ), an energy security name held within the De-Globalization theme which gained 91.8% during 2023, continued to report sound fundamental results throughout the year. Third on the top performers list was a name purchased for its steady cash from operations, declining capital expenditures and good pipeline: Eli Lilly & Co (LLY). LLY, which is held within the Cash Flow Aristocrats theme, gained just under 61% in the twelve-month period ending December 31, 2023. Within the Fund’s AI theme, an investment in Microsoft Corp (MSFT), a name which gained just over 58% during 2023, was purchased partially due to its propensity to pay a regular dividend. This security ended up being the Fund’s fourth best performer during the year, largely due, by our lights, to the company’s successful AI capabilities along with their strong cash management characteristics. The Fund’s fifth-best performing stock during 2023 was Costco Wholesale Corp (COST) which gained just under 49% on the year. This Cash Flow Aristocrats name was an original holding within SAMT and was added to the portfolio due to its steady revenue and earnings as well as its excellent cash management practices and ability to dispense a regular dividend.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS MACRO
THEMATIC OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

Securities which detracted the most from the portfolio’s performance during 2023 were the following: Peabody Energy Corp (BTU), Incyte Corp (INCY), CVS Health Corp (CVS), C3.ai Inc (AI) and NOV Inc (NOV).

Peabody Energy Corp (BTU), which was sold out of the Fund during the second quarter, lost 21.1% during 2023. The Coal and Consumable Fuel company faced increased pressure along with most energy companies earlier in the year despite sound earnings results. Incyte Corp (INCY) made the Fund’s largest detractors list after falling 21.3% in the portfolio during the year. The company was subsequently sold out of the Fund’s Cash Flow Aristocrats theme during the second quarter after reporting earnings and sales results that were below consensus. Another name within the Cash Flow Aristocrats theme which was subsequently sold during the second quarter is CVS Health Corp (CVS), which fell by 22.1%, losing ground as investors digested near-term earnings risks around the uncertainty from future Covid-related business results. C3.ai Inc (AI), which fell 22.3%, was a rare artificial intelligence name to have not experienced upside. The stock, which was also sold out of the Fund during the third quarter, saw earnings fall short of expectations as the company seemingly failed to benefit from the growing demand for artificial intelligence. Finally, the Fund’s worst performer during the year was NOV Inc (NOV) which fell by 24.9% during 2023. This name was part of the Energy Security theme which ran its course and ended up being replaced with the AI theme.

Important Disclosures

This represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the fund or any security in particular. This research is provided for educational purposes only. Strategas claims no responsibility for its accuracy or the reliability of the data provided. This information is not intended to provide legal and/or tax advice. Please consult your financial advisor for further information.

Carefully consider the Fund’s investment objectives, risk, and charges and expenses. This and other information can be found in the Fund’s summary or full prospectus which can be obtained by calling (855) 457-3637 or by visiting strategasetfs.com. Please read the prospectus, carefully before investing.

An investment in the fund involves risk, including possible loss of principal. An investment in the Funds involves risk, including possible loss of principal. In addition to the normal risks associated with investing, the Strategas Macro Thematic Opportunities ETF (SAMT) is subject to lobbying focused investment risk. The advisor’s investment process utilizes lobbying intensity as the primary input when selecting investments for the Fund’s portfolio and does not consider an investment’s traditional financial metrics. The Fund may underperform other funds that select investments utilizing more traditional investment metrics. The Fund may also focus its investments in a particular country or geographic region outside the U.S. and may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic regions well as risks of increased volatility and lower trading volume. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS MACRO
THEMATIC OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

In addition to the normal risks associated with investing, the Strategas Macro Thematic Opportunities ETF (SAMT) is subject to macro-thematic trend investing strategy risk. Therefore, the value of the Fund may decline if, among other reasons, macro-thematic trends believed to be beneficial to the Fund do not develop as anticipated or maintain over time, or the securities selected for inclusion in the Fund’s portfolio do not perform as anticipated.

Strategas Asset Management, LLC serves as the investment advisor of the Fund and Vident Investment Advisory, LLC serves as a sub advisor to the Fund. The Fund is distributed by SEI Investments Distribution Co. (SIDCO), which is not affiliated with Strategas Asset Management, LLC or any of its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS MACRO
THEMATIC OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

DEFINITION OF THE COMPARATIVE INDEX

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Disclosures: The performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available above. For most recent data please call (855) 457-3637 or visit strategasetfs.com.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS MACRO
THEMATIC OPPORTUNITIES ETF
DECEMBER 31, 2023
(UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Strategas Macro Thematic Opportunities ETF versus S&P 500 Index.

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2023
	One Year Return		Annualized to Inception Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Strategas Macro Thematic Opportunities ETF	1.45%	1.27%	-2.96%	-3.01%
S&P 500 Index	25.67%	25.67%	5.36%	5.36%

* Commenced operations on January 24, 2022.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change, because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 13.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023

SECTOR WEIGHTINGS (Unaudited)†

Industrials	31.0%
Health Care	29.8
Consumer Discretionary	10.2
Materials	10.0
Information Technology	7.9
Communication Services	4.1
Consumer Staples	3.7
Financials	2.1
Energy	0.4

Total Investments	99.2

Other Assets and Liabilities, Net	0.8

100.0%

† As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS COMMON STOCK — 99.2%

	Shares	Value
CANADA — 3.7%
Brookfield Asset Management, Cl A	16,327	$658,974
Shopify, Cl A *	7,861	615,001

		1,273,975

CAYMAN ISLANDS — 1.6%
BeiGene *	39,900	562,587

DENMARK — 3.4%
Novo Nordisk, Cl B	5,628	582,203
Novozymes, Cl B	11,020	606,003

		1,188,206

FRANCE — 1.7%
Pernod Ricard	3,313	584,641

GERMANY — 3.5%
Covestro	10,885	633,433
Fresenius Medical Care	13,974	585,968

		1,219,401

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value
INDIA — 1.7%
Lupin ^	37,199	$591,398

IRELAND — 3.5%
Experian PLC	15,591	636,408
Jazz Pharmaceuticals PLC *	4,833	594,459

		1,230,867

ISRAEL — 1.8%
Elbit Systems	2,868	611,687

JAPAN — 3.2%
Astellas Pharma	47,500	568,059
Eisai	11,100	555,236

		1,123,295

NETHERLANDS — 1.8%
Universal Music Group	21,661	617,580

NORWAY — 1.7%
Kongsberg Gruppen	13,316	610,225

SWEDEN — 1.9%
Saab, Cl B	11,129	670,974

SWITZERLAND — 1.8%
Roche Holding	2,121	616,152

UNITED KINGDOM — 12.2%
BAE Systems PLC	43,115	610,362
InterContinental Hotels Group PLC	7,400	668,834
LyondellBasell Industries, Cl A	6,010	571,431
Pearson PLC	48,297	593,646
RELX PLC	14,890	590,331
Smith & Nephew PLC	44,228	608,076

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value
UNITED KINGDOM — continued
Smiths Group PLC	27,469	$617,531

		4,260,211

UNITED STATES — 55.7%
COMMUNICATION SERVICES — 2.3%
Iridium Communications	1,706	70,219
Match Group *	18,453	673,535
Yelp, Cl A *	1,486	70,347

		814,101

CONSUMER DISCRETIONARY — 6.6%
Adtalem Global Education *	1,143	67,380
Dine Brands Global	1,492	74,077
Domino’s Pizza	1,517	625,353
Etsy *	7,883	638,917
H&R Block	1,433	69,314
iRobot *	1,796	69,505
Perdoceo Education	3,730	65,499
Stride *	1,072	63,645
Yum! Brands	4,762	622,203

		2,295,893

CONSUMER STAPLES — 2.0%
Altria Group	14,214	573,393
USANA Health Sciences *	1,372	73,539
Vector Group	6,062	68,379

		715,311

ENERGY — 0.4%
Bristow Group *	2,524	71,354
Green Plains *	2,606	65,723

		137,077

FINANCIALS — 0.2%
Federated Hermes, Cl B	2,040	69,074

HEALTH CARE — 14.7%
Amedisys *	693	65,876
Amgen	2,220	639,404
Chemed	116	67,831
DaVita *	5,889	616,932
Dynavax Technologies *	4,738	66,237

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Edwards Lifesciences *	8,824	$672,830
Enhabit *	6,088	63,011
Exelixis *	2,976	71,394
Harmony Biosciences Holdings *	2,237	72,255
HealthEquity *	968	64,178
Illumina *	5,862	816,225
Inari Medical *	1,088	70,633
Incyte *	10,994	690,313
Lantheus Holdings *	909	56,358
Myriad Genetics *	3,399	65,057
Neurocrine Biosciences *	556	73,259
Pacira BioSciences *	2,382	80,369
Pediatrix Medical Group *	7,750	72,075
Quest Diagnostics	4,350	599,778
REGENXBIO *	3,329	59,756
Select Medical Holdings	2,869	67,421
Vir Biotechnology *	6,835	68,760

		5,119,952

INDUSTRIALS — 18.6%
A O Smith	7,927	653,502
AAR *	938	58,531
AeroVironment *	476	59,995
ArcBest	545	65,514
Axon Enterprise *	2,596	670,625
CoreCivic *	4,484	65,152
Equifax	2,741	677,822
Fluor *	1,710	66,981
General Dynamics	2,419	628,142
GEO Group *	6,401	69,323
Huntington Ingalls Industries	2,523	655,072
JetBlue Airways *	14,695	81,557
Leidos Holdings	5,571	603,005
Lockheed Martin	1,334	604,622
Maximus	779	65,327
Northrop Grumman	1,255	587,516
Pitney Bowes	16,112	70,893
Science Applications International	552	68,624
Textron	7,792	626,633
TrueBlue *	4,661	71,500

		6,450,336

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — 6.1%
Dropbox, Cl A *	2,303	$67,892
Fair Isaac *	549	639,042
InterDigital	652	70,768
Lattice Semiconductor *	1,106	76,303
LiveRamp Holdings *	1,962	74,321
ServiceNow *	876	618,885
VeriSign *	2,815	579,777

		2,126,988

MATERIALS — 4.8%
Century Aluminum *	8,246	100,107
Eastman Chemical	7,126	640,057
International Paper	16,176	584,762
Koppers Holdings	1,440	73,757
Materion	572	74,434
MP Materials *	4,095	81,286
Scotts Miracle-Gro	1,169	74,524
Sylvamo	1,295	63,598

		1,692,525

		19,421,257

TOTAL COMMON STOCK (Cost $31,806,774)		34,582,456

TOTAL INVESTMENTS— 99.2% (Cost $31,806,774)		$34,582,456

Percentages are based on Net Assets of $34,863,641.
*	Non-income producing security.

^

The Fund considers a company to be a non-U.S. company if: (i) the company is organized or maintains its principal place of business outside of the U.S. or (ii) the company’s securities are traded principally outside of the U.S.

Cl — Class

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF
DECEMBER 31, 2023

As of December 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS MACRO THEMATIC
OPPORTUNITIES ETF
DECEMBER 31, 2023

SECTOR WEIGHTINGS (Unaudited)†

Information Technology	24.9%
Industrials	18.4
Energy	14.8
Health Care	12.1
Consumer Staples	10.6
Communication Services	6.6
Consumer Discretionary	5.3
Exchange Traded Fund	2.5
Financials	2.2

Total Investments	97.4

Other Assets and Liabilities, Net	2.6

100.0%

† As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.9%

	Shares	Value
COMMUNICATION SERVICES — 6.6%
Alphabet, Cl A *	16,543	$2,310,892
Meta Platforms, Cl A *	5,480	1,939,701

		4,250,593

CONSUMER DISCRETIONARY — 5.3%
AutoZone *	556	1,437,599
Murphy USA	5,520	1,968,211

		3,405,810

CONSUMER STAPLES — 10.6%
Costco Wholesale	3,998	2,639,000
Kroger	31,613	1,445,030
Procter & Gamble	9,600	1,406,784
Walmart	8,714	1,373,762

		6,864,576

ENERGY — 14.8%
Baker Hughes, Cl A	62,256	2,127,910
Cameco	45,608	1,965,705
Exxon Mobil	20,305	2,030,094
Occidental Petroleum	35,030	2,091,641
Transocean *	205,212	1,303,096

		9,518,446

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS MACRO THEMATIC
OPPORTUNITIES ETF
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value
FINANCIALS — 2.2%
Marsh & McLennan	7,428	$1,407,383

HEALTH CARE — 12.1%
Cardinal Health	19,594	1,975,075
Cencora	11,781	2,419,582
Eli Lilly	3,377	1,968,521
UnitedHealth Group	2,720	1,431,998

		7,795,176

INDUSTRIALS — 18.4%
Deere	3,487	1,394,347
FTI Consulting *	6,748	1,343,864
General Dynamics	8,621	2,238,615
L3Harris Technologies	8,944	1,883,786
Lockheed Martin	3,366	1,525,606
Textron	24,217	1,947,531
Waste Management	8,542	1,529,872

		11,863,621

INFORMATION TECHNOLOGY — 24.9%
Accenture PLC, Cl A	5,580	1,958,078
Adobe *	3,648	2,176,397
Applied Materials	14,952	2,423,271
Broadcom	2,354	2,627,652
Cisco Systems	41,588	2,101,026
Microsoft	5,980	2,248,719
Palo Alto Networks *	8,375	2,469,620

		16,004,763

TOTAL COMMON STOCK (Cost $55,475,410)		61,110,368

EXCHANGE TRADED FUND — 2.5%

Sprott Physical Gold Trust (Cost $1,549,481)	100,509	1,601,108

TOTAL INVESTMENTS— 97.4% (Cost $57,024,891)		$62,711,476

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS MACRO THEMATIC
OPPORTUNITIES ETF
DECEMBER 31, 2023

Percentages are based on Net Assets of $64,364,539.
*	Non-income producing security.

Cl — Class

PLC — Public Limited Company

As of December 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Strategas	Strategas
	Global Policy	Macro Thematic
	Opportunities	Opportunities
	ETF	ETF

Assets:
Investments at Value (Cost $31,806,774 and $57,024,891)	$34,582,456	$62,711,476
Cash and Cash Equivalents	452,002	2,577,341
Foreign Currency at Value (Cost $157,310 and $—)	157,521	—
Dividend and Interest Receivable	19,994	70,909
Reclaim Receivable	14,555	930

Total Assets	35,226,528	65,360,656

Liabilities:
Payable for Income Distributions	327,496	961,155
Payable for Investment Advisory Fees	16,019	34,912
Payable for Accrued Foreign Capital Gains Tax	12,822	—
Payable for Capital Shares Redeemed	6,550	50

Total Liabilities	362,887	996,117

Net Assets	$34,863,641	$64,364,539

Net Assets Consist of:
Paid-in Capital	$32,683,462	$69,371,390
Total Distributable Earnings/(Accumulated Loss)	2,180,179	(5,006,851)

Net Assets	$34,863,641	$64,364,539

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	1,340,000	2,790,000

Net Asset Value, Offering and Redemption Price Per Share	$26.02	$23.07

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
FOR THE YEAR ENDED DECEMBER 31, 2023

STATEMENTS OF OPERATIONS

		Strategas
	Strategas	Macro
	Global Policy	Thematic
	Opportunities	Opportunities
	ETF	ETF

Investment Income:
Dividend Income	$537,472	$1,070,678
Interest Income	27,879	277,258
Less: Foreign Taxes Withheld	(23,112)	(635)

Total Investment Income	542,239	1,347,301

Expenses:
Investment Advisory Fees	204,258	457,119

Total Expenses	204,258	457,119

Net Investment Income	337,981	890,182

Net Realized Gain (Loss) on:
Investments(1)	(554,804)	(6,622,430)
Foreign Currency Transactions	(11,506)	—

Net Realized Loss	(566,310)	(6,622,430)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	3,168,667	6,297,125
Accrued Foreign Capital Gains Tax on Appreciated Securities	(12,822)	—
Foreign Currency Translations	845	—

Net Change in Unrealized Appreciation	3,156,690	6,297,125

Net Realized and Unrealized Gain (Loss)	2,590,380	(325,305)

Net Increase in Net Assets Resulting from Operations	$2,928,361	$564,877

(1)	Includes Realized Gain (Loss) as a result of in-kind transactions. (See Note 6 in the Notes to Financial Statements).

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT

STATEMENTS OF CHANGES IN NET ASSETS

	Strategas Global Policy
	Opportunities ETF
	Year Ended	Period Ended
	December 31,	December 31,
	2023	2022(1)

Operations:
Net Investment Income	$337,981	$99,712
Net Realized Loss	(566,310)	(160,590)
Net Change in Unrealized Appreciation (Depreciation)	3,156,690	(392,957)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,928,361	(453,835)

Distributions:	(328,348)	(101,830)

Capital Share Transactions:
Issued	19,179,875	20,559,671
Redeemed	(6,920,253)	—

Increase in Net Assets from Capital Share Transactions	12,259,622	20,559,671

Total Increase in Net Assets	14,859,635	20,004,006

Net Assets:
Beginning of Year/Period	20,004,006	—

End of Year/Period	$34,863,641	$20,004,006

Share Transactions:
Issued	780,000	850,000
Redeemed	(290,000)	—

Net Increase in Shares Outstanding from Share Transactions	490,000	850,000

(1)	Commenced operations on January 24, 2022.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT

STATEMENTS OF CHANGES IN NET ASSETS

	Strategas Macro Thematic
	Opportunities ETF
	Year Ended	Period Ended
	December 31,	December 31,
	2023	2022(1)

Operations:
Net Investment Income	$890,182	$564,488
Net Realized Loss	(6,622,430)	(4,373,798)
Net Change in Unrealized Appreciation (Depreciation)	6,297,125	(610,540)

Net Increase (Decrease) in Net Assets Resulting from Operations	564,877	(4,419,850)

Distributions:	(961,155)	(567,168)

Capital Share Transactions:
Issued	6,440,298	90,630,477
Redeemed	(19,229,088)	(8,093,852)

Increase (Decrease) in Net Assets from Capital Share Transactions	(12,788,790)	82,536,625

Total Increase (Decrease) in Net Assets	(13,185,068)	77,549,607

Net Assets:
Beginning of Year/Period	77,549,607	—

End of Year/Period	$64,364,539	$77,549,607

Share Transactions:
Issued	280,000	3,730,000
Redeemed	(850,000)	(370,000)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(570,000)	3,360,000

(1)	Commenced operations on January 24, 2022.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS GLOBAL POLICY
OPPORTUNITIES ETF

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding
Throughout the Year/Period

	Year Ended	Period Ended
	December 31,	December 31,
	2023	2022(1)
Net Asset Value, Beginning of Year/Period	$23.53	$25.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.26	0.20
Net Realized and Unrealized Income (Loss) on Investments	2.48	(1.55)

Total from Investment Operations	2.74	(1.35)

Dividends and Distributions:
Net Investment Income	(0.25)	(0.12)

Total Dividends and Distributions	(0.25)	(0.12)

Net Asset Value, End of Year/Period	$26.02	$23.53

Total Return†	11.62%	(5.40)%

Net Assets End of Year/Period (Thousands)	$34,864	$20,004
Ratios and Supplemental Data:
Ratio of Expenses to Average Net Assets	0.65%	0.65% ††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.65%	0.65% ††
Ratio of Net Investment Income to Average Net Assets	1.07%	0.91% ††
Portfolio Turnover	74%	85% ‡

*	Per unit data calculated using average shares method.
†

Total return is for the period indicated and has not been annualized for periods less than a year. Total return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.
‡	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.
(1)	Commenced operations on January 24, 2022.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS MACRO THEMATIC
OPPORTUNITIES ETF

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding
Throughout the Year/Period

	Year Ended	Period Ended
	December 31,	December 31,
	2023	2022(1)
Net Asset Value, Beginning of Year/Period	$23.08	$25.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.29	0.32
Net Realized and Unrealized Income (Loss) on Investments	0.04 (2)	(2.07)

Total from Investment Operations	0.33	(1.75)

Dividends and Distributions:
Net Investment Income	(0.34)	(0.17)

Total Dividends and Distributions	(0.34)	(0.17)

Net Asset Value, End of Year/Period	$23.07	$23.08

Total Return†	1.45%	(7.00)%

Net Assets End of Year/Period (Thousands)	$64,365	$77,550
Ratios and Supplemental Data:
Ratio of Expenses to Average Net Assets	0.65%	0.65% ††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.65%	0.65% ††
Ratio of Net Investment Income to Average Net Assets	1.26%	1.45% ††
Portfolio Turnover	150%	94% ‡

*	Per unit data calculated using average shares method.
†

Total return is for the period indicated and has not been annualized for periods less than a year. Total return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.
‡	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.
(1)	Commenced operations on January 24, 2022.
(2)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for that period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Strategas Global Policy Opportunities ETF and Strategas Macro Thematic Opportunities ETF (each a “Fund” and together, the “Funds”). The investment objective of the Funds is to seek long-term capital appreciation. The Funds are classified as a “diversified” investment company and operate as an exchange traded fund (“ETF”). Strategas Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Funds. Vident Advisory, LLC (the “Sub-Adviser”), a Delaware limited liability company, serves as sub-adviser. Prior to July 14, 2023, Vident Investment Advisory, LLC (“VIA” or the “Prior Sub-Adviser”) served as sub-adviser to each of the Funds. The Funds commenced operations on January 24, 2022. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Shares of the Funds are listed and traded on the NYSE Arca (the “Exchange”), Inc. Market prices for the Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis, at NAV only in a large specified number of Shares, called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely- than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Funds, dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. To the extent applicable, the Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the relevant Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

Cash and Cash Equivalents — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Funds distribute their net investment income and any net realized capital gains at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 10,000 Shares, or multiples thereof).

Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with SEI Investments Distribution Co. (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged.

To the extent contemplated by an Authorized Participant Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the time as set forth in the Authorized Participant Agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the value of the missing shares as specified in the Authorized Participant Agreement. An Authorized Participant Agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral. Amounts are disclosed as Segregated Cash Balance from Authorized Participants for

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

Deposit Securities and Collateral Payable upon Return of Deposit Securities on the Statement of Assets and Liabilities, when applicable.

The following table discloses the value/cost of one creation unit, creation transaction fee and redemption transaction fee for each transaction in a Creation Unit as of December 31, 2023:

	Creation Unit Shares	Creation Transaction Fee	Value at December 31, 2023	Redemption Transaction Fee
Strategas Global Policy Opportunities ETF	10,000	$750	$260,200	$750
Strategas Macro Thematic Opportunities ETF	10,000	$200	$230,700	$200

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2023, the Funds did not incur any fees for these services.

The Trust has adopted a Distribution Plan (the “Plan”) applicable to the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of each Fund as compensation for distribution and shareholder services. For the year ended December 31, 2023, the Funds did not incur any fees for these services.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Brown Brothers Harriman & Co. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement and Sub-Advisory Agreement:

The Adviser oversees the day-to-day operations of the Funds, subject to the general supervision and oversight of the Board. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Funds to operate. Further, the Adviser continuously reviews, supervises, and administers the Funds’ investment program. In particular, the Adviser provides investment and operational oversight of the Sub-Adviser. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities. For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of each Fund.

Under the investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser, the Adviser has agreed to pay all expenses incurred by each Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by each Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives.

On September 26, 2023, the Adviser and the Sub-Adviser entered into an investment sub-advisory agreement with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the supervision of the Adviser and the Board.

For its services, the Sub-Adviser is entitled to a fee from the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.07% based on the average daily net assets of each Fund for assets up to $250 million, 0.065% based on the average daily net assets of each Fund when assets exceed $250 million, and 0.06% based on the average daily net assets of each Fund when assets exceed $500 million, subject to a minimum annual fee of $35,000.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

As part of an acquisition transaction that resulted in the change in control of VIA, the Sub-Adviser replaced the Prior Sub-Adviser, effective as of July 14, 2023. Prior to this date, the Prior Sub-Adviser served as subadvisor to each of the Funds pursuant to an investment sub-advisory agreement entered into between the Adviser and the Prior Sub-Adviser (the “Prior Sub-Advisory Agreement”). The terms and fees of the Sub-Advisory Agreement are the same as the terms and fees of the Prior Sub-Advisory Agreement, except for the date.

There was no change in either Fund’s portfolio managers, investment objective, principal investment strategy, and investment policies in connection with the aforementioned acquisition transaction.

6. Investment Transactions:

For the year ended December 31, 2023, the purchases and sales of investment securities other than in-kind transactions, long-term U.S. Government and short-term investments, were as follows:

	Purchases	Sales
Strategas Global Policy Opportunities ETF	$22,804,901	$22,643,221
Strategas Macro Thematic Opportunities ETF	97,092,665	97,753,821

For the year ended December 31, 2023, there were in-kind transactions associated with creation and redemptions were:

	Purchases	Sales	Realized Gain (Loss)
Strategas Global Policy Opportunities ETF	$18,841,984	$6,761,421	$(110,060)
Strategas Macro Thematic Opportunities ETF	6,158,664	17,437,806	(403,148)

For the year ended December 31, 2023, there were no purchases or sales of long-term U.S. Government securities by the Funds.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

During the year ended December 31, 2023, the following permanent differences are primarily attributable to redemptions in-kind:

	Distributable Earnings/ (Accumulated Loss)	Paid-in Capital
Strategas Global Policy Opportunities ETF	$135,831	$(135,831)
Strategas Macro Thematic Opportunities ETF	440,691	(440,691)

These reclassifications had no impact on the net assets or net values of the Funds. The tax character of dividends and distributions declared during the fiscal year ended December 31, 2023 and December 31, 2022 were as follows:

	Ordinary Income	Total
Strategas Global Policy Opportunities ETF
2023	$328,348	$328,348
2022	101,830	101,830
Strategas Macro Thematic Opportunities ETF
2023	961,155	961,155
2022	567,168	567,168

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Post October Specified Loss	Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings (Loss)
Strategas Global Policy Opportunities ETF	$(1,267)	$(217,950)	$2,399,394	$2	$2,180,179
Strategas Macro Thematic Opportunities ETF	—	(10,572,554)	5,598,234	(32,531)	(5,006,851)

Post October specified losses represent specified losses on investment transactions from November 1, 2023 to December 31, 2023, that, in accordance with Federal Income tax regulations, the Fund(s) may elect to defer and treat as having arisen in the following fiscal year.

For taxable years beginning after December 22, 2010, a registered investment company (“RIC”) is permitted to carry forward net capital losses to offset capital gains

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Strategas Global Policy Opportunities ETF	$217,950	$—	$217,950
Strategas Macro Thematic Opportunities ETF	10,440,827	131,727	10,572,554

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at December 31, 2023, were as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Federal	Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
Strategas Global Policy Opportunities ETF	$32,171,112	$3,868,361	$(1,456,145)	$2,412,216
Strategas Macro Thematic Opportunities ETF	57,113,242	6,271,688	(673,454)	5,598,234

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, investments in passive foreign investment companies, and REITs which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. For the Strategic Global Policy Opportunities ETF, the difference in unrealized appreciation is attributable to Foreign Capital Gains Tax Payable.

8. Concentration of Risks:

As with all management investment companies, a shareholder of the Funds are subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ NAV and ability to meet their investment objective.

Active Management Risk (Both Funds) - Each Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. In addition, the prices of common stocks move up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. Individual issuers may report poor results or be negatively affected by industry and/or economic trends and developments. A Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Emerging Market Company Risk (Strategas Global Policy Opportunities ETF) - Investments in emerging market companies are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign companies. Unlike more established markets, emerging markets may have governments that are less stable and economies that are less developed. Furthermore, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The Fund considers an emerging market company to be a company designated as from an emerging market country by the MSCI All Country World Index.

Equity Market Risk (Both Funds) – Because a Fund invests in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. The market as a whole may not favor the types of investments a Fund makes. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short-term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in a Fund.

ETF Risks (Both Funds) – The Funds are ETFs and, as a result of this structure, they are exposed to the following risks.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

Trading Risk – Although Fund shares are listed for trading on a listing exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in a Fund’s shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in a Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of a Fund’s shares will continue to be met or will remain unchanged.

Shares of a Fund may trade at, above or below their most recent NAV. The per share NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of a Fund’s holdings since the prior most recent calculation. The trading prices of a Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV, the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to a Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of a Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of a Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in a Fund’s

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

shares may not be advisable for investors who anticipate regularly making small investments.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or ( i) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Foreign Company Risk (Strategas Global Policy Opportunities ETF) – Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund’s investments in that country and other affected countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

When determining whether a company is a U.S. or non-U.S. company for purposes of determining compliance with a Fund’s investment restrictions and guidelines, the Funds’ investment advisor considers a number of factors, including the location

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

where the company is organized or maintains its principal place of business outside of the U.S. and the location where the company’s securities are traded principally outside of the U.S.

Foreign Currency Risk (Strategas Global Policy Opportunities ETF) – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Geographic Focus Risk (Strategas Global Policy Opportunities ETF) – To the extent that it focuses its investments on a particular country or geographic region outside the U.S., the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

European Risk – The Fund has significant exposure to securities of issuers located in the European region. As a result, the Fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests. Any adverse economic or political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the U.K.’s formal exit on January 31, 2020. While the U.K left the EU single markets and customs union under the terms of a new trade agreement effective December 31, 2020, there is still considerable uncertainty relating to the potential consequences associated with the U.K.’s exit and whether the exit will increase the likelihood of other countries also departing the EU.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geopolitical tensions. Russia’s actions and the resulting responses by the United States and other countries could

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund, even if the Fund does not have direct exposure to securities of Russian issuers.

Inflation Risk (Both Funds) – Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline. Measures of inflation have increased to levels not experienced in several decades. Uncertainty regarding the magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation, may negatively impact asset prices and increase market volatility.

Large Capitalization Risk (Both Funds) – If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk (Both Funds) – Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Lobbying Focused Investments Risk (Strategas Global Policy Opportunities ETF) – The Adviser’s investment process utilizes lobbying intensity as the primary input when selecting securities for the Fund’s portfolio. The Adviser does not consider a company’s traditional financial metrics when constructing the Fund’s portfolio.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

A company’s financial performance is determined by a number of factors, and the degree to which a company engages in lobbying activities may have little or no impact on whether the company performs well or poorly financially. Further, a company may be lobbying due to a threat to its operations created by proposed or anticipated regulations and if such lobbying efforts are unsuccessful and the regulations are adopted, the regulations could lead to increased operational costs or other effects causing underperformance. Companies with significant lobbying expenditures may underperform companies with lower lobbying expenditures. The Fund may forego some market opportunities available to funds that do not focus on securities of companies with significant lobbying activity, and therefore the Fund may underperform such other funds. Additionally, U.S. federal law imposes obligations on companies to disclose certain information on lobbying spend. If the law were to change in a manner so as to limit or eliminate such disclosures, it could have a material, negative impact on the Adviser’s ability to gather information regarding corporate lobbying spend.

Macro-Thematic Trend Investing Strategy Risk (Strategas Macro Thematic Opportunities ETF) – The Adviser select securities for the Fund’s portfolio pursuant to a macro-thematic trend investment strategy. The value of the Fund may decline if, among other reasons, macro-thematic trends believed to be beneficial to the Fund do not develop as anticipated or maintain over time, securities selected for inclusion in the Fund’s portfolio due to their security characteristics that the Adviser believes are most highly correlated to a macro-thematic trend do not perform as anticipated, the Adviser fails to identify or declines to include in the Fund’s portfolio profitable companies that would have been beneficial to a macro-thematic trend, or other investment strategies generally outperform macro-thematic trends investing based on a variety of factors.

Methodology Risk (Strategas Global Policy Opportunities ETF) – The Adviser’s methodology to determine a company’s “lobbying intensity” is derived from publicly available lobbying data filed and disclosed pursuant to the LDA. To the extent that a company fraudulently or accidently reports incorrect lobbying expenditures, such data may affect the Adviser’s methodology and cause securities of a company to be included in or excluded from the Fund’s portfolio when such securities otherwise would have been excluded or included, respectively. Further, there may be ways to influence legislation or public policy that may not be legally classified as “lobbying” or reported as such pursuant to the LDA. Additionally, the LDA only covers U.S. federal lobbying and does not include state or local lobbying or the lobbying of foreign governments. To the extent that the data disclosed pursuant to the LDA does not fully capture all lobbying expenditures or is otherwise incomplete, the Adviser’s methodology may be affected and result in securities of companies being included or excluded in the portfolio of the Fund that otherwise may have been excluded or included, respectively. The exclusion or inclusion of such securities may negatively affect the value of the Fund’s portfolio.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

Portfolio Turnover Risk (Both Funds) – Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect a Fund’s performance.

Sector Focus Risk (Both Funds) – Because the Funds may, from time to time, be more heavily invested in particular sectors, the value of their shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, each Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The Funds’ sector exposures may change over time, as macroeconomic, market, sector and company-specific conditions change.

Healthcare Sector Risk (Strategas Global Policy Opportunities ETF) – The Fund has significant exposure to securities of issuers in the healthcare sector. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector can also be significantly affected by product liability claims, rapid obsolescence of products or services, and patent expirations, as well as government approval of products and services.

Industrials Sector Risk (Strategas Global Policy Opportunities ETF) – The Fund has significant exposure to securities of issuers in the industrials sector. The Fund is subject to the risk that the securities of issuers in the industrials sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the industrials sector. The prices of the securities of companies operating in the industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Information Technology Sector Risk (Strategas Global Policy Opportunities ETF) – The Fund has significant exposure to securities of issuers in the information technology sector. The information technology sector has been among the most volatile sectors of the stock market. Because the Fund’s investments are significantly exposed to companies in the information technology sector, its performance will be significantly affected by developments in that sector. The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

semiconductors. Companies in the information technology sector involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain companies in the information technology sector may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with companies in the information technology sector are magnified in the case of small-cap technology companies.

Shareholder Concentration Risk (Both Funds) – A large percentage of each Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase a Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

Small and Medium Capitalization Companies Risk (Both Funds) – Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Valuation Risk (Both Funds) – The risk that a security may be difficult to value. A Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

9. Other:

At December 31, 2023, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Fund). However, the individual shares that make up those Creation Units are traded on the Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Strategas Global Policy Opportunities ETF and Strategas Macro Thematic Opportunities ETF and the Board of Trustees of The Advisors’ Inner Circle Fund III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Strategas Global Policy Opportunities ETF and Strategas Macro Thematic Opportunities ETF (collectively referred to as the “Funds”), (two of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting The Advisors’ Inner Circle Fund III) at December 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund III	Statement of operations	Statements of changes in net assets	Financial highlights

Strategas Global Policy Opportunities ETF Strategas Macro Thematic Opportunities ETF	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period from January 24, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023

accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Strategas Asset Management, LLC investment companies since 2023.

Philadelphia, Pennsylvania

February 29, 2024

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All exchange traded funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the ETF’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2023 to December 31, 2023.

The table on the next page illustrates your Fund’s cost in two ways:

●

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Strategas Global Policy Opportunities ETF
Actual Fund Return	$1,000.00	$1,047.60	0.65%	$3.35
Hypothetical 5% Return	1,000.00	1,021.93	0.65	3.31
Strategas Macro Thematic Opportunities ETF
Actual Fund Return	$1,000.00	$1,003.20	0.65%	$3.28
Hypothetical 5% Return	1,000.00	1,021.93	0.65	3.31

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied 184/365 (to reflect one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT & THE INVESTMENT SUBADVISORY AGREEMENT

Advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on December 6–7, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

Sub-Advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

On July 14, 2023, all the operations of the Funds’ former sub-adviser, Vident Investment Advisory, LLC, (“VIA”) were assumed by Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”) pursuant to a purchase agreement signed on March 24, 2023 (the “Transaction”). VIA no longer exists as a legal entity, but its liabilities, assets, and personnel are now a part of VA. The Transaction was deemed to have resulted in a change of control of VIA under the 1940 Act, resulting in the assignment, and automatic termination, of the prior investment sub-advisory agreement between Strategas Asset Management, LLC (the “Adviser”) and VIA (the “Prior Sub-Advisory Agreement”). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory or sub-advisory contract when it is assigned. In anticipation of the Transaction, a Board meeting was held on June 21–22, 2023 (the “Board Meeting”) to decide whether to approve an interim sub-advisory agreement between the Adviser and VA (the “Interim Sub-Advisory Agreement”) and a new sub-advisory agreement between the Adviser and VA (the “New Sub-Advisory Agreement”).

In preparation for the Board Meeting, the Trustees requested that the Adviser, VIA and VA furnish information necessary to evaluate the terms of the New Sub-Advisory Agreement. The Trustees used this information, as well as other information that the Adviser, VIA and VA and other service providers of the Funds presented or submitted to the Board at the Board Meeting to help them decide whether to approve the New Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser, VIA and VA regarding: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that VIA and VA were undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by VA; (iii) VA’s operations and financial condition; (iv) VA’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the proposed sub-advisory fee to be paid to VA; (vi) VA’s compliance program; and (vii) VIA’s investment management personnel.

The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Funds’ management, the Adviser, VIA and VA.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, VIA, VA and other service providers of the Funds, approved the New Sub-Advisory Agreement. In considering the approval of the New Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by VA; (ii) the investment performance of the Funds and VIA; and (iii) the fee to be paid to VA, as discussed in further detail below. In addition, the Board considered representations from VA that the Transaction was not expected to result in any material changes to the nature, extent and quality of the services to be provided to the Funds, and that the portfolio managers for the Funds were not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services to be Provided by VA

In considering the nature, extent and quality of the services to be provided by VA, the Board reviewed the portfolio management services to be provided by VA to the Funds, including the quality of the continuing portfolio management personnel, the resources of VA and VA’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreement, and noted that the New Sub-Advisory Agreement has the same sub-advisory fee as, and does not materially differ from, the Prior Sub-Advisory Agreement. The Trustees also reviewed VA’s proposed investment and risk management approaches for the Funds. The Trustees considered that the Adviser would supervise and monitor the performance of VA. The most recent investment adviser registration form (“Form ADV”) for VIA was available to the Board, as was the response of VIA and VA to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by VA to the Funds.

The Trustees also considered other services to be provided to the Funds by VA such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by VA would be satisfactory.

Investment Performance of the Funds and VIA

The Board was provided with regular reports regarding the Funds’ performance, and VIA’s contribution thereto, over various time periods. Representatives from VIA provided information regarding, and led discussions of factors impacting, VIA’s performance for the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that VIA’s

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

performance was satisfactory, or, where VIA’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by VIA in an effort to improve performance. Based on this information and the representation that the portfolio managers of the Funds will continue to serve as portfolio managers of the Funds as employees of VA following the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that VIA had been able to achieve for the Funds were sufficient to support approval of the New Sub-Advisory Agreement.

Costs of Advisory Services

In considering the sub-advisory fee payable by the Adviser to VA, the Trustees reviewed, among other things, a report of the proposed sub-advisory fee to be paid to VA. The Trustees considered that the fee payable to VA would be the same as the fee payable to VIA. The Trustees also considered that the Adviser, not the Funds, would pay VA pursuant to the New Sub-Advisory Agreement, and had likewise paid VIA pursuant to the Prior Sub-Advisory Agreement. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by VA.

Profitability and Economies of Scale

Because VA is new to the Funds and has not managed their assets, it was not possible to determine the profitability that VA might achieve with respect to the Funds or the extent to which economies of scale would be realized by VA as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding VA’s profitability, or the extent to which economies of scale would be realized by VA as the assets of the Funds grow but will do so during future considerations of the New Sub-Advisory Agreement.

Approval of the New Sub-Advisory Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreement for an initial term of two years and recommend the approval of the New Sub-Advisory Agreement to the Funds’ shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES[3,4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1. Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2. Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3. Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4. Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-457-3637. The following chart lists Trustees and Officers as of December 31, 2023.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1. Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2. Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3. Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

Other Directorships

Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	STRATEGAS ASSET
MANAGEMENT
DECEMBER 31, 2023
(UNAUDITED)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a December 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2023, the Fund is designating the following items with regard to distributions paid during the period.

				Dividends
				Qualifying
				for Corporate
	Long Term Capital	Ordinary Income		Dividend Received
Return of Capital	Gain Distribution	Distribution	Total Distributions	Deduction(1)
Strategas Global Policy Opportunities ETF
0.00%	0.00%	100.00%	100.00%	69.26%
Strategas Macro Thematic Opportunities ETF
0.00%	0.00%	100.00%	100.00%	100.00%

			Foreign Investors
Qualifying	Qualifying	U.S. Government	Interest Related	Qualified Short
Dividend Income(2)	Business Income(3)	Interest(4)	Dividends(5)	Term Capital Gain(6)
Strategas Global Policy Opportunities ETF
100.00%	0.00%	0.00%	5.01%	0.00%
Strategas Macro Thematic Opportunities ETF
97.99%	2.01%	0.00%	1.99%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) The percentage of this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

(4) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(6) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

NOTES

NOTES

NOTES

Strategas ETFs

c/o SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

855-457-3637

Investment Adviser

Strategas Asset Management, LLC 52

Vanderbilt Avenue, 19th Floor

New York, NY 10017

Sub-Adviser

Vident Advisory, LLC

1125 Sanctuary Parkway, Suite 515

Alpharetta, GA 30009

Administrator

SEI Investments Global Funds Services One

Freedom Valley Drive

Oaks, PA 19456

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive Oaks,

PA 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the

Funds described.

STR-AR-001-0200

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$717,900	None	None	$682,615	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$807,756(2)	$101,900(3)	None	$112,623(2)
(d)	All Other Fees	None	None	$7,535(4)	None	None	$5,301

Fees billed by Cohen & Co (“Cohen”) (Formerly, BBD LLP (“BBD”)) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$88,500	None	None	$88,500	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$303,108	None	None	$277,908	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Fees in connection with international withholding tax analysis.

(4)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (Cohen):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2023	FYE December 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)  Not applicable.

(g)  The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $815,291 and $117,924 for 2023 and 2022, respectively.

(g)  The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2023 and 2022, respectively.

(g)  The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2023 and 2022, respectively.

(h)  During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)  Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)  Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: March 8, 2024

By (Signature and Title)	/s/ Andrew Metzger,
Andrew Metzger,
Principal Financial Officer

Date: March 8, 2024